Supplement to the
Fidelity® Arizona Municipal Income Fund
October 29, 2016
Summary Prospectus

Effective December 12, 2016, the redemption fee for Fidelity® Arizona Municipal Income Fund has been removed.

AZI-SUM-16-01 1.9880471.100	December 1, 2016